Exhibit 95

Mine Safety and Health Administration Data

Our subsidiaries' mining operations have consistently been recognized with numerous local, state and national awards over the years for outstanding safety performance.

Our Running Right safety process involves all employees in accident prevention and continuous improvement. Safety leadership and training programs are based upon the concepts of situational awareness and observation, changing behaviors and, most importantly, employee involvement. The core elements of our behavior-based safety training include identification of critical behaviors, frequency of those behaviors, employee feedback and removal of barriers for continuous improvement.

The Running Right program empowers all employees to champion the safety process. Every person is challenged to identify hazards and initiate corrective actions. Reporting is anonymous, allowing hazards to be dealt with in a timely manner.

All levels of the organization are expected to be proactive and commit to perpetual improvement, implementing new safety processes that promote a safe and healthy work environment.

Our subsidiaries operate multiple mining complexes in six states and are regulated by both the U.S. Mine Safety and Health Administration (“MSHA”) and state regulatory agencies. As described in more detail in the “Environmental and Other Regulatory Matters” section of our Annual Report on Form 10-K for the year ended December 31, 2011, the Federal Mine Safety and Health Act of 1977, as amended (the “Mine Act”), among other federal and state laws and regulations, imposes stringent safety and health standards on all aspects of mining operations. Regulatory inspections are mandated by these agencies with thousands of inspection shifts at our properties each year. Citations and compliance metrics at each of our mines and coal preparation facilities vary due to the size and type of the operation. We endeavor to conduct our mining and other operations in compliance with all applicable federal, state and local laws and regulations. However, violations occur from time to time. None of the violations identified or the monetary penalties assessed upon us set forth in the tables below have been material.

For purposes of reporting regulatory matters under Section 1503(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), we include the following table that sets forth the total number of specific citations and orders and the total dollar value of the proposed civil penalty assessments that were issued by MSHA during the current reporting period for each of our subsidiaries that is a coal mine operator, by individual mine.

MSHA Mine ID	Operator	Significant and Substantial Citations Issued (Section 104 of the Mine Act) *Excludes 104(d) citations/ orders	Failure to Abate Orders (Section 104(b) of the Mine Act)	Unwarrantable Failure Citations/ Orders Issued (Section 104(d) of the Mine Act)	Flagrant Violations (Section 110(b)(2) of the Mine Act)	Imminent Danger Orders Issued (Section 107(a) of the Mine Act)	Dollar Value of Proposed Civil Penalty Assessments (in Thousands) (1)	Mining Related Fatalities
4604669	Alex Energy Inc.	2	—	—	—	—	$0.93	—
4608977	Alex Energy Inc.	2	—	—	—	—	$15.14	—
4608787	Alex Energy Inc.	12	—	—	—	—	$20.41	—
4609283	Alex Energy Inc.	—	—	—	—	—	$—	—
4606870	Alex Energy Inc.	2	—	—	—	—	$—	—
4607165	Alex Energy Inc.	7	—	—	—	—	$2.7	—
4608789	Alex Energy Inc.	—	—	—	—	—	$—	—
4608961	Alex Energy Inc.	—	—	—	—	—	$—	—
4609242	Alex Energy Inc.	—	—	—	—	—	$—	—
4800732	Alpha Coal West, Inc.	1	—	—	—	—	$—	—
4801078	Alpha Coal West, Inc.	—	—	—	—	—	$—	—
3609284	AMFIRE Mining Company LLC	—	—	—	—	—	$—	—
3609648	AMFIRE Mining Company LLC	—	—	—	—	—	$—	—
3608848	AMFIRE Mining Company LLC	—	—	—	—	—	$—	—
3609414	AMFIRE Mining Company LLC	—	—	—	—	—	$—	—
3608422	AMFIRE Mining Company LLC	—	—	—	—	—	$—	—
3607688	AMFIRE Mining Company LLC	—	—	—	—	—	$—	—
3608704	AMFIRE Mining Company LLC	6	—	2	—	—	$0.88	—
3609033	AMFIRE Mining Company LLC	3	—	—	—	—	$0.52	—
3608620	AMFIRE Mining Company LLC	—	—	—	—	—	$—	—
3609127	AMFIRE Mining Company LLC	—	—	—	—	—	$1.32	—
3608850	AMFIRE Mining Company LLC	3	—	—	—	—	$1.97	—
3609005	AMFIRE Mining Company LLC	6	—	—	—	—	$1.25	—
3609042	AMFIRE Mining Company LLC	—	—	—	—	—	$—	—
3609246	AMFIRE Mining Company LLC	1	—	—	—	—	$0.3	—
3608497	AMFIRE Mining Company LLC	—	—	—	—	—	$—	—
3609342	AMFIRE Mining Company LLC	3	—	—	—	—	$1.37	—
3609140	AMFIRE Mining Company LLC	—	—	—	—	—	$—	—
4609299	Aracoma Coal Company	5	1	—	—	—	$1.03	—
4609361	Aracoma Coal Company	—	—	—	—	—	$—	—
4607897	Aracoma Coal Company	—	—	—	—	—	$0.1	—
4608019	Aracoma Coal Company	—	—	—	—	—	$—	—
4608801	Aracoma Coal Company	8	—	—	—	—	$221.61	—
4608802	Aracoma Coal Company	10	—	—	—	—	$6.69	—

4608224	Aracoma Coal Company	—	—	—	—	—	$—	—
4605086	Bandmill Coal Corp	—	—	—	—	—	$2.01	—
4608263	Bandmill Coal Corp	—	—	—	—	—	$—	—
4407087	Big Laurel Mining Corporation	28	—	4	—	—	$56.44	—
4405559	Bluff Spur Coal Corporation	1	—	—	—	—	$2.55	—
4609301	Brooks Run Mining Company LLC	3	—	1	—	—	$8.88	—
4609387	Brooks Run Mining Company LLC	—	—	—	—	—	$0.3	—
4609130	Brooks Run Mining Company LLC	—	—	—	—	—	$—	—
4606045	Brooks Run Mining Company LLC	—	—	—	—	—	$0.2	—
4609134	Brooks Run Mining Company LLC	—	—	—	—	—	$—	—
4609133	Brooks Run Mining Company LLC	—	—	—	—	—	$—	—
4609066	Brooks Run Mining Company LLC	8	—	—	—	—	$41.61	—
4609353	Brooks Run Mining Company LLC	—	—	—	—	—	$—	—
4608885	Brooks Run Mining Company LLC	7	—	—	—	—	$26.30	—
4609126	Brooks Run Mining Company LLC	—	—	—	—	—	$—	—
4609036	Brooks Run Mining Company LLC	—	—	—	—	—	$—	—
4609351	Brooks Run Mining Company LLC	—	—	—	—	—	$—	—
4609213	Brooks Run Mining Company LLC	—	—	—	—	—	$—	—
4606263	Brooks Run Mining Company LLC	8	—	—	—	—	$42.51	—
4609348	Brooks Run Mining Company LLC	2	—	—	—	—	$6.26	—
4609371	Brooks Run Mining Company LLC	1	—	—	—	—	$3.84	—
4609055	Brooks Run Mining Company LLC	—	—	—	—		$—	—
4608218	Brooks Run Mining Company LLC	—	—	—	—	—	$—	—
4606045	Brooks Run Mining Company LLC	—	—	—	—	—	$—	—
4609247	Brooks Run Mining Company LLC	—	—	—	—	—	$—	—
1518197	Cave Spur Coal, LLC	1	—	—	—	—	$4.29	—
1519446	Cave Spur Coal, LLC	—	—	—	—	—	$—	—
1517935	Clean Energy Mining Co.	—	—	—	—	—	$—	—
1510753	Clean Energy Mining Co.	—	—	—	—	—	$10.37	—
4603181	Clear Fork Coal Company	—	—	—	—	—	$—	—
1518241	Cloverlick Coal Company LLC	8	—	—	—	—	$23.86	—
1519418	Cloverlick Coal Company LLC	3	—	—	—	—	$4.01	—
1519360	Coalgood Energy Co	—	—	—	—	—	$—	—
1505215	Coalgood Energy Co	—	—	—	—	—	$0.4	—
1518423	Coalgood Energy Co	—	—	—	—	—	$0.39	—
1519308	Coalgood Energy Co	—	—	—	—	—	$—	—
4607985	Cobra Natural Resources LLC	—	—	—	—	—	$2.01	—
4608730	Cobra Natural Resources LLC	5	—	—	—	—	$35.99	—
4607484	Cobra Natural Resources LLC	—	—	—	—	—	$—	—

3609744	Coral Energy Services LLC	—	—	—	—	—	$—	—
3605018	Cumberland Coal Resources LP	15	—	3	—	—	$13.49	—
4605649	Delbarton Mining Company	—	—	—	—	—	$5.93	—
4406864	Dickenson-Russell Coal Co LLC	22	—	—	—	—	$17.34	—
4406444	Dickenson-Russell Coal Co LLC	3	—	—	—	—	$93.89	—
4407146	Dickenson-Russell Coal Co LLC	3	—	—	—	—	$31.91	—
4405311	Dickenson-Russell Coal Co LLC	4	—	—	—	—	$1.5	—
4400271	Dickenson-Russell Coal Co LLC	—	—	—	—	—	$0.3	—
4402277	Dickenson-Russell Coal Co LLC	1	—	—	—	—	$0.96	—
4407052	Dorchester Enterprises, Inc.	30	—	—	—	—	$85.81	—
4607711	Eagle Energy Inc	—	—	—	—	—	$—	—
4609054	Elk Run Coal Company	—	—	—	—	—	$2.93	—
4607938	Elk Run Coal Company	—	—	—	—	—	$24.63	—
4609293	Elk Run Coal Company	12	—	—	—	—	$21.98	—
4609163	Elk Run Coal Company	18	2	—	—	—	$278.9	—
4608553	Elk Run Coal Company	3	—	—	—	—	$45.14	—
4608402	Elk Run Coal Company	—	—	—	—	—	$3.34	—
4608108	Elk Run Coal Company	1	—	—	—	—	$—	—
4607009	Elk Run Coal Company	3	—	—	—	—	$12.84	—
4606188	Elk Run Coal Company	—	1	—	—	—	$9.68	—
4608479	Elk Run Coal Company	—	—	—	—	—	$—	—
4608599	Elk Run Coal Company	—	—	—	—	—	$—	—
4608384	Elk Run Coal Company	14	1	—	—	—	$104.06	—
4609022	Elk Run Coal Company	—	—	—	—	—	$—	—
4608923	Elk Run Coal Company	—	—	—	—	—	$—	—
3605466	Emerald Coal Resources LP	11	—	—	—	—	$14.42	—
4608683	Endurance Mining	—	—	—	—	—	$—	—
4608549	Endurance Mining	—	—	—	—	—	$—	—
1519189	Enterprise Mining Co LLC	1	—	—	—	—	$18.78	—
1518507	Enterprise Mining Co LLC	—	—	—	—	—	$5.87	—
1519116	Enterprise Mining Co LLC	—	—	—	—	—	$8.12	—
1516858	Enterprise Mining Co LLC	—	—	—	—	—	$—	—
1511121	Enterprise Mining Co LLC	—	—	—	—	—	$—	—
1507082	Freedom Energy	—	—	—	—	—	$—	—
3609741	Freeport Mining, LLC	—	—	—	—	—	$—	—
4605317	Goals Coal Company	—	—	—	—	—	$4.29	—
4603202	Green Valley Coal Company	—	—	—	—	—	$0.61	—
4607950	Greyeagle Coal Company	—	—	—	—	—	$—	—
4407127	Guest Mountain Mining Corporation	8	—	—	—	—	$23.95	—
4407251	Guest Mountain Mining Corporation	—	—	—	—	—	$—	—

4405815	Guest Mountain Mining Corporation	—	—	—	—	—	$—	—
4407138	Guest Mountain Mining Corporation	1	—	—	—	—	$1.87	—
4407262	Guest Mountain Mining Corporation	7	—	—	—	—	$6.52	—
4609347	Hazy Ridge Coal Company	—	—	—	—	—	$—	—
4603158	Herndon Processing Company LLC	—	—	—	—	—	$—	—
4608693	Highland Mining Company	6	—	—	—	—	$40.11	—
4606558	Highland Mining Company	1	—	—	—	—	$1.97	—
4609204	Highland Mining Company	—	—	—	—	—	$0.1	—
4608935	Independence Coal Company	—	—	—	—	—	$—	—
4609328	Independence Coal Company	1	—	—	—	—	$170.9	—
4608735	Independence Coal Company	1	—	—	—	—	$34.31	—
4608700	Independence Coal Company	—	—	—	—	—	$—	—
4607273	Independence Coal Company	23	—	6	—	—	$110.55	—
4603755	Independence Coal Company	7	—	—	—	—	$—	1
4608844	Independence Coal Company	—	—	—	—	—	$—	—
4608933	Independence Coal Company	—	—	—	—	—	$—	—
4605992	Independence Coal Company	—	—	—	—	—	$—	—
4608655	Independence Coal Company	—	—	—	—	—	$0.31	—
4609244	Inman Energy	—	—	—	—	—	$316.58	—
4604637	Kepler Processing Company LLC	—	—	—	—	—	$—	—
4608625	Kingston Mining, Inc.	9	—	—	—	—	$11.89	—
4608932	Kingston Mining, Inc.	7	1	—	—	—	$49.04	—
4604343	Kingston Processing Inc	1	—	2	—	—	$0.1	—
4608753	Kingwood Mining Company LLC	—	—	—	—	—	$—	—
4608751	Kingwood Mining Company LLC	—	—	—	—	—	$—	—
4407281	Knox Creek Coal Corp	—	—	—	—	—	$0.2	—
4405236	Knox Creek Coal Corp	2	—	—	—	—	$1.36	—
4407180	Knox Creek Coal Corp	—	—	—	—	—	$—	—
4406804	Knox Creek Coal Corp	9	—	—	—	—	$32.45	—
4605872	Litwar Processing Company, LLC	—	—	—	—	—	$—	—
1505375	Long Fork Coal Company	7	—	—	—	—	$29.12	—
1519180	M3 Energy Mining Company	16	—	1	—	—	$16.15	—
4607934	Mammoth Coal Co	—	—	—	—	—	$—	—
4609148	Mammoth Coal Co	3	—	—	—	—	$38.15	—
4609237	Mammoth Coal Co	5	—	—	—	—	$19.01	—
4607968	Mammoth Coal Co	—	—	—	—	—	$—	—
4607537	Mammoth Coal Co	—	—	—	—	—	$—	—
4609108	Mammoth Coal Co	2	—	2	—	—	$12.9	—
4603317	Mammoth Coal Co	—	—	—	—	—	$1.38	—

4608110	Mammoth Coal Co	—	—	—	—	—	$—	—
4609221	Mammoth Coal Co	5	—	—	—	—	$16.32	—
4608159	Mammoth Coal Co	1	—	—	—	—	$0.5	—
4609275	Mammoth Coal Co	—	—	—	—	—	$—	—
4606051	Mammoth Coal Co	—	—	—	—	—	$—	—
4609164	Mammoth Coal Co	—	—	—	—	—	$0.15	—
4609119	Mammoth Coal Co	—	—	—	—	—	$0.1	—
4609092	Marfork Coal Company	15	1	2	—	—	$29	—
4609176	Marfork Coal Company	—	—	—	—	—	$8.09	—
4609091	Marfork Coal Company	2	—	4	—	—	$206.39	—
4609212	Marfork Coal Company	—	—	—	—	—	$—	—
4609376	Marfork Coal Company	—	—	—	—	—	$0.10	—
4608315	Marfork Coal Company	38	—	3	—	—	$85.17	—
4608837	Marfork Coal Company	11	—	—	—	—	$21.25	—
4608374	Marfork Coal Company	—	—	—	—	1	$2.45	—
4608551	Marfork Coal Company	25	—	2	—	—	$145.45	—
4609240	Marfork Coal Company	—	—	—	—	—	$—	—
4609193	Marfork Coal Company	1	—	—	—	—	$11.49	—
4608856	Marfork Coal Company	—	—	—	—	—	$—	—
4608297	Marfork Coal Company	—	—	—	—	—	$—	—
4609355	Marfork Coal Company	—	—	—	—	—	$—	—
4609090	Marfork Coal Company	—	—	—	—	—	$—	—
4609199	Marfork Coal Company	—	—	—	—	—	$—	—
4609048	Marfork Coal Company	37	—	—	—	—	$86.14	—
1519193	Martin County Coal	5	—	—	—	—	$48.3	—
1519553	Martin County Coal	—	—	—	—	—	$—	—
1519615	Martin County Coal	—	—	—	—	—	$—	—
1511005	Martin County Coal	—	—	—	—	—	$—	—
1519235	Martin County Coal	—	—	—	—	—	$0.2	—
1505106	Martin County Coal	—	—	—	—	—	$0.1	—
1519595	Martin County Coal	1	—	—	—	—	$0.46	—
1519472	Martin County Coal	—	—	—	—	—	$—	—
1519531	Martin County Coal	7	—	—	—	—	$3.59	—
1518452	Martin County Coal	—		—	—	—	$—	—
4407170	Meadow Branch Mining Corporation	—	—	—	—	—	$—	—
4407186	Mill Branch Coal Corporation	9	—	—	—	—	$2.63	—
4407189	Mill Branch Coal Corporation	1	—	11	—	1	$6.77	—

1519382	Mt. Sterling Energy Mining	—	—	—	—	—	$—	—
1518340	North Fork Coal Corporation	15	—	—	—	—	$31.71	—
1518732	North Fork Coal Corporation	6	—	—	—	—	$13.35	—
4608008	Odell Processing Inc	—	—	—	—	—	$—	—
4603141	Omar Mining Company	—	—	—	—	—	$0.1	—
4407150	Osaka Mining Corporation	7	—	—	—	—	$12.07	—
1516011	Panther Mining LLC	—	—	—	—	—	$—	—
1518198	Panther Mining LLC	3	—	—	—	—	$5.7	—
1519063	Panther Mining LLC	—	—	—	—	—	$—	—
4407163	Paramont Coal Company Virginia LLC	—	—	—	—	—	$0.92	—
4407257	Paramont Coal Company Virginia LLC	—	—	—	—	—	$—	—
4407123	Paramont Coal Company Virginia LLC	19	—	—	—	—	$14.84	—
4407231	Paramont Coal Company Virginia LLC	1	—	—	—	—	$2.71	—
4407223	Paramont Coal Company Virginia LLC	9	—	—	—	—	$7.83	—
4406949	Paramont Coal Company Virginia LLC	—	—	—	—	—	$—	—
4407190	Paramont Coal Company Virginia LLC	—	—	—	—	—	$0.1	—
4406929	Paramont Coal Company Virginia LLC	18	—	—	—	—	$42.18	—
4407289	Paramont Coal Company Virginia LLC	—	—	—	—	—	$—	—
4407290	Paramont Coal Company Virginia LLC	1	—	—	—	—	$0.1	—
4407232	Paramont Coal Company Virginia LLC	1	—	—	—	—	$—	—
4405270	Paramont Coal Company Virginia LLC	1	—	—	—	—	$2.04	—
4407092	Paramont Coal Company Virginia LLC	—	—	—	—	—	$—	—
4407129	Paramont Coal Company Virginia LLC	12	—	—	—	—	$30.48	—
4407272	Paramont Coal Company Virginia LLC	—	—	—	—	—	$0.1	—
4608155	Peerless Eagle Coal Company	—	—	—	—	—	$0.1	—
4602265	Peerless Eagle Coal Company	—	—	—	—	—	$—	—
1519424	Pennyrile Energy LLC	—	—	—	—	—	$—	—
4603430	Performance Coal Company	—	—	—	—	—	$—	—
4608436	Performance Coal Company	—	—	—	—	—	$1.82	—
4608539	Performance Coal Company	—	—	—	—	—	$—	—
1504020	Peter Cave Mining Co.	—	—	—	—	—	$—	—
4403088	Pigeon Creek Processing Corporation	3	—	—	—	—	$2.03	—
4606880	Power Mountain Coal Company	—	—	—	—	—	$0.56	—

4607545	Premium Energy LLC	2	—	—	—	—	$32.36	—
4609195	Premium Energy LLC	—	—	—	—	—	$0.2	—
1519097	Process Energy	34	—	6	—	—	$17.17	—
4608645	Progress Coal	—	—	—	—	—	$0.2	—
3608349	River Processing Corporation	—	—	—	—	—	$—	—
1517278	Rivereagle Corporation	—	—	—	—	—	$0.1	—
4609356	Riverside Energy Company LLC	—	—	—	—	—	$—	—
4608048	Riverside Energy Company LLC	—	—	—	—	—	$—	—
4609251	Riverside Energy Company LLC	—	—	—	—	—	$—	—
1519269	Road Fork Development Company Inc	—	—	—	—	—	$1.7	—
1519270	Road Fork Development Company Inc	12	—	—	—	—	$32.8	—
4605368	Road Fork Development Company Inc	—	—	—	—	—	$—	—
1519453	Road Fork Development Company Inc	—	—	—	—	—	$—	—
1517651	Rockhouse Energy Mining	19	—	—	—	—	$95.81	—
4605121	Rockspring Development Inc	44	—	1	—	—	$123.94	—
4608030	Rockspring Development Inc	—	—	—	—	—	$0.48	—
4609089	Rum Creek Coal Sales	—	—	—	—	—	$7.43	—
4609409	Rum Creek Coal Sales	—	—	—	—	—	$—	—
4609364	Rum Creek Coal Sales Inc	—	—	—	—	—	$0.20	—
1509724	Sidney Coal Company Inc	6	—	—	—	—	$5	—
1511162	Sidney Coal Company Inc	—	—	—	—	—	$—	—
1518378	Sidney Coal Company Inc	—	—	—	—	—	$—	—
1518381	Sidney Coal Company Inc	35	—	6	—	1	$66.41	—
1518380	Sidney Coal Company Inc	2	—	—	—	—	$0.1	—
1518390	Sidney Coal Company Inc	—	—	—	—	—	$—	—
1511654	Sidney Coal Company Inc	—	—	—	—	—	$—	—
1518950	Sidney Coal Company Inc	—	—	—	—	—	$—	—
1519247	Sidney Coal Company Inc	—	—	—	—	—	$—	—
4609026	Simmons Fork Mining, Inc.	—	—	—	—	—	$—	—
4609114	Simmons Fork Mining, Inc.	—	—	—	—	—	$—	—
1507475	Solid Energy Mining Company	—	—	—	—	—	$0.67	—
4609085	Spartan Mining Co dba Mammoth Coal Co	—	—	—	—	—	$—	—
4609269	Spartan Mining Company	—	—	—	—	—	$—	—

4608808	Spartan Mining Company	19	—	—	—	—	$471.34	—
4608513	Spartan Mining Company	—	—	—	—	—	$—	—
4609287	Spartan Mining Company	—	—	—	—	—	$—	—
4608387	Spartan Mining Company	—	—	—	—	—	$—	—
4609045	Spartan Mining Company	—	—	—	—	—	$—	—
4608806	Spartan Mining Company	—	—	—	—	—	$—	—
4601544	Spartan Mining Company	33	2	8	—	1	$169.71	—
4609095	Spartan Mining Company	—	—	—	—	—	$—	—
4609263	Spartan Mining Company	—	—	—	—	—	$—	—
4609391	Spartan Mining Company	—	—	—	—	—	$—	—
4608738	Spartan Mining Company	—	—	—	—	—	$2.67	—
4609165	Spartan Mining Company	—	—	—	—	—	$—	—
4609254	Spartan Mining Company	7	—	—	—	—	$15.74	—
4609238	Spartan Mining Company	—	—	—	—	—	$—	—
4603933	Spartan Mining Company	—	—	—	—	—	$—	—
4609270	Spartan Mining Company	—	—	—	—	—	$—	—
1517165	Stillhouse Mining LLC	2	—	—	—	—	$29.5	—
1518869	Stillhouse Mining LLC	1	—	—	—	—	$0.84	—
4602515	Stirrat Coal Company	—	—	—	—	—	$6.36	—
4603176	Talon Loadout Company	—	—	—	—	—	$—	—
4001144	Tennessee Consolidated Coal Company	—	—	—	—	—	$—	—
4003166	Tennessee Consolidated Coal Company	—	—	—	—	—	$—	—
4606532	Trace Creek Coal Company	—	—	—	—	—	$—	—
4403929	Twin Star Mining, Inc.	1	—	—	—	—	$—	—
4403658	Twin Star Mining, Inc.	3	—	—	—	—	$—	—
4607302	Twin Star Mining, Inc.	—	—	—	—	—	$—	—
4608365	White Buck Coal Company	16	—	—	—	—	$59.96	—
4609266	White Buck Coal Company	4	—	—	—	—	$14.15	—
4609154	White Buck Coal Company	9	1	—	—	—	$35.63	—
4608838	White Flame Energy Inc	2	—	—	—	—	$—	—
4608632	White Flame Energy Inc	2	—	—	—	—	$0.36	—

For purposes of reporting regulatory matters under Section 1503(a) of the Dodd-Frank Act, we include the following table that sets forth a list of legal actions pending before the Federal Mine Safety and Health Review Commission, including the Administrative Law Judges thereof, pursuant to the Mine Act, and other required information, for each of our subsidiaries that is a coal mine operator, by individual mine including legal actions and other required information.

MSHA Mine ID	Operator	MSHA Pending Legal Actions (as of last day of reporting period) (2)	New MSHA Dockets commenced during reporting period	MSHA dockets which final orders where entered (not appealed) during reporting period	Contests of Citations/ Orders referenced in Subpart B, 29CFR Part 2700	Contests of Proposed Penalties referenced in Subpart C, 29CFR Part 2700	Complaints for compensation referenced in Subpart D, 29CFR Part 2700	Complaints for discharge, discrimination, or interference referenced in Subpart E, 29CFR Part 2700	Applications for temporary relief referenced in Subpart F 29CFR Part 2700	Appeals of judges' decisions or orders to FMSHRC referenced in Subpart H 29CFR Part 2700

4604669	Alex Energy Inc.	1	1	—	—	3	—	—	—	—
4608977	Alex Energy Inc.	—	—	—	—	—	—	—	—	—
4608787	Alex Energy Inc.	5	3	1	—	3	—	1	—	—
4609283	Alex Energy Inc.	—	—	—	—	—	—	—	—	—
4606870	Alex Energy Inc.	—	—	1	—	7	—	—	—	—
4607165	Alex Energy Inc.	2	—	1	—	6	—	—	—	—
4608789	Alex Energy Inc.	—	—	—	—	2	—	—	—	—
4608961	Alex Energy Inc.	—	—	—	—	—	—	—	—	—
4609242	Alex Energy Inc.	—	—	—	—	—	—	—	—	—
4800732	Alex Energy Inc.	—	—	—	—	—	—	—	—	—
4801078	Alpha Coal West, Inc.	1	—	—	—	1	—	—	—	—
3609284	Alpha Coal West, Inc.	—	—	—	—	—	—	—	—	—
3609648	AMFIRE Mining Company LLC	—	—	—	—	—	—	—	—	—
3608848	AMFIRE Mining Company LLC	—	—	—	—	—	—	—	—	—
3609414	AMFIRE Mining Company LLC	—	—	—	—	—	—	—	—	—
3608422	AMFIRE Mining Company LLC	—	—	—	—	—	—	—	—	—
3607688	AMFIRE Mining Company LLC	—	—	—	—	—	—	—	—	—
3608704	AMFIRE Mining Company LLC	8	—	—	4	2	—	—	—	—
3609033	AMFIRE Mining Company LLC	5	—	—	—	1	—	—	—	—
3608620	AMFIRE Mining Company LLC	—	—	—	—	—	—	—	—	—
3609127	AMFIRE Mining Company LLC	2	—	—	—	—	1	—	—	—
3608850	AMFIRE Mining Company LLC	10	1	—	—	4	—	—	—	—
3609005	AMFIRE Mining Company LLC	4	—	—	—	1	—	—	—	—
3609042	AMFIRE Mining Company LLC	—	—	—	—	—	—	—	—	—
3609246	AMFIRE Mining Company LLC	—	—	—	—	—	—	—	—	—
3608497	AMFIRE Mining Company LLC	—	—	—	—	—	—	—	—	—
3609342	AMFIRE Mining Company LLC	—	—	—	—	—	—	—	—	—
3609140	AMFIRE Mining Company LLC	—	—	—	—	—	—	—	—	—
4609299	AMFIRE Mining Company LLC	6	1	1	—	5	—	—	—	—
4609361	Aracoma Coal Company	—	—	—	—	—	—	—	—	—
4607897	Aracoma Coal Company	—	—	—	—	—	—	—	—	—
4608019	Aracoma Coal Company	—	—	—	—	—	—	—	—	—
4608801	Aracoma Coal Company	11	3	—	—	10	—	—	—	—
4608802	Aracoma Coal Company	2	—	1	—	2	—	—	—	—
4608224	Aracoma Coal Company	—	—	—	—	—	—	—	—	—
4605086	Aracoma Coal Company	3	1	—	—	3	—	—	—	—
4608263	Bandmill Coal Corp	—	—	—	—	—	—	—	—	—
4407087	Bandmill Coal Corp	5	4	4	8	13	—	—	—	—
4405559	Big Laurel Mining Corporation	2	2	—	—	2	—	—	—	—
4609301	Bluff Spur Coal Corporation	3	3	—	1	2	—	—	—	—
4609387	Brooks Run Mining Company LLC	—	—	—	—	—	—	—	—	—
4609130	Brooks Run Mining Company LLC	—	—	—	—	—	—	—	—	—
4606045	Brooks Run Mining Company LLC	—	—	—	—	—	—	—	—	—
4609134	Brooks Run Mining Company LLC	—	—	—	—	—	—	—	—	—
4609133	Brooks Run Mining Company LLC	—	—	—	—	—	—	—	—	—
4609066	Brooks Run Mining Company LLC	23	2	6	6	17	—	—	—	—
4609353	Brooks Run Mining Company LLC	—	—	—	—	—	—	—	—	—
4608885	Brooks Run Mining Company LLC	14	3	1	—	14	—	—	—	—
4609126	Brooks Run Mining Company LLC	7	—	2	—	7	—	—	—	—
4609036	Brooks Run Mining Company LLC	1	—	—	—	1	—	—	—	—
4609351	Brooks Run Mining Company LLC	—	6	—	—	—	—	—	—	—
4609213	Brooks Run Mining Company LLC	2	—	2	—	2	—	—	—	—
4606263	Brooks Run Mining Company LLC	11	3	11	1	10	—	—	—	—
4609348	Brooks Run Mining Company LLC	2	—	1	2	—	—	—	—	—
4609371	Brooks Run Mining Company LLC	—	—	—	—	—	—	—	—	—
4609055	Brooks Run Mining Company LLC	1	—	—	—	1	—	—	—	—
4608218	Brooks Run Mining Company LLC	2	—	—	—	2	—	—	—	—
4606045	Brooks Run Mining Company LLC	1	—	—	—	1	—	—	—	—

4609247	Cave Spur Coal LLC	—	—	1	—	—	—	—	—	—
1518197	Cave Spur Coal LLC	4	6	10	—	4	—	—	—	—
1519446	Clear Fork Coal Company	—	—	—	—	—	—	—	—	—
1517935	Cloverlick Coal Company LLC	—	—	—	—	1	—	—	—	—
1510753	Cloverlick Coal Company LLC	1	1	—	—	6	—	—	—	—
4603181	Coalgood Energy Company	—	—	—	—	—	—	—	—	—
1518241	Cobra Natural Resources LLC	3	3	—	2	1	—	—	—	—
1519418	Cobra Natural Resources LLC	6	12	8	—	6	—	—	—	—
1519360	Cobra Natural Resources LLC	—	—	—	—	—	—	—	—	—
1505215	Coral Energy Services LLC	—	—	—	—	—	—	—	—	—
1518423	Cumberland Coal Resources LP	2	—	—	—	2	—	—	—	—
1519308	Delbarton Mining Company	—	—	—	—	—	—	—	—	—
4607985	Dickenson-Russell Coal Company, LLC	6	1	—	—	6	—	—	—	—
4608730	Dickenson-Russell Coal Company, LLC	26	3	1	—	26	—	—	—	—
4607484	Dickenson-Russell Coal Company, LLC	1	—	1	—	1	—	—	—	—
3609744	Dickenson-Russell Coal Company, LLC	—	—	—	—	—	—	—	—	—
3605018	Dickenson-Russell Coal Company, LLC	24	3	3	5	18	—	1	—	1
4605649	Dickenson-Russell Coal Company, LLC	2	1	—	—	1	—	—	—	—
4406864	Dorchester Enterprises, Inc.	14	4	—	4	10	—	—	—	—
4406444	Eagle Energy Inc	15	3	—	8	7	—	—	—	—
4407146	Elk Run Coal Company, Inc.	6	2	—	1	5	—	—	—	—
4405311	Elk Run Coal Company, Inc.	1	1	—	—	1	—	—	—	—
4400271	Elk Run Coal Company, Inc.	—	—	—	—	—	—	—	—	—
4402277	Elk Run Coal Company, Inc.	1	—	—	—	1	—	—	—	—
4407052	Elk Run Coal Company, Inc.	4	3	—	—	4	—	—	—	—
4607711	Elk Run Coal Company, Inc.	—	—	—	—	—	—	—	—	—
4609054	Elk Run Coal Company, Inc.	—	—	2	—	—	—	—	—	—
4607938	Elk Run Coal Company, Inc.	—	—	—	—	14	—	—	—	—
4609293	Elk Run Coal Company, Inc.	4	2	1	—	4	—	—	—	—
4609163	Elk Run Coal Company, Inc.	8	5	2	3	5	—	—	—	—
4608553	Elk Run Coal Company, Inc.	5	3	3	—	5	—	—	—	—
4608402	Elk Run Coal Company, Inc.	4	1	—	—	4	—	—	—	—
4608108	Elk Run Coal Company, Inc.	—	—	—	—	3	—	—	—	—
4607009	Elk Run Coal Company, Inc.	4	4	2	—	4	—	—	—	—
4606188	Emerald Coal Resources LP	1	1	—	—	1	—	—	—	—
4608479	Endurance Mining	—	—	—	—	—	—	—	—	—
4608599	Endurance Mining	—	—	—	—	—	—	—	—	—
4608384	Endurance Mining	9	4	2	1	8	—	—	—	—
4609022	Enterprise Mining Company LLC	—	—	—	—	—	—	—	—	—
4608923	Enterprise Mining Company LLC	2	—	1	—	2	—	—	—	—
3605466	Enterprise Mining Company LLC	31	2	1	4	25	—	2	—	—
4608683	Enterprise Mining Company LLC	—	—	—	—	—	—	—	—	—
4608549	Enterprise Mining Company LLC	—	—	—	—	—	—	—	—	—
1519189	Freedom Energy Mining Company	—	—	—	—	—	—	—	—	—
1518507	Freeport Mining, LLC	2	—	—	2	2	—	—	—	—
1519116	Goals Coal Company	—	—	—	—	—	—	—	—	—
1516858	Green Valley Coal Company	—	—	—	—	—	—	—	—	—
1511121	Green Valley Coal Company	—	—	—	—	—	—	—	—	—
1507082	Greyeagle Coal Company	2	—	2	1	15	—	—	—	—
3609741	Guest Mountain Mining Corporation	—	—	—	—	—	—	—	—	—
4605317	Guest Mountain Mining Corporation	—	—	—	—	—	—	—	—	—
4603202	Guest Mountain Mining Corporation	—	—	—	—	—	—	—	—	—
4607950	Guest Mountain Mining Corporation	1	—	—	—	—	—	—	—	—
4407127	Guest Mountain Mining Corporation	3	3	—	—	3	—	—	—	—
4407251	Hazy Ridge Coal Company	1	1	—	—	1	—	—	—	—
4405815	Herndon Processing Company LLC	—	—	—	—	—	—	—	—	—
4407138	Highland Mining Company	—	—	—	—	—	—	—	—	—
4407262	Highland Mining Company	—	—	—	—	—	—	—	—	—
4609347	Highland Mining Company	—	—	—	—	—	—	—	—	—
4603158	Independence Coal Company Inc.	—	—	—	—	—	—	—	—	—
4608693	Independence Coal Company Inc.	6	1	—	—	8	—	—	—	—
4606558	Independence Coal Company Inc.	1	1	1	—	1	—	—	—	—
4609204	Independence Coal Company Inc.	—	—	—	—	—	—	—	—	—
4608935	Independence Coal Company Inc.	—	—	—	—	—	—	—	—	—
4609328	Independence Coal Company Inc.	8	2	—	—	8	—	—	—	—
4608735	Independence Coal Company Inc.	8	1	—	—	8	—	—	—	—
4608700	Independence Coal Company Inc.	—	—	—	—	—	—	—	—	—
4607273	Independence Coal Company Inc.	32	1	2	16	14	—	—	—	2
4603755	Independence Coal Company Inc.	1	—	—	—	1	—	—	—	—
4608844	Kepler Processing Company LLC	—	—	—	—	—	—	—	—	—

4608933	Kingston Mining, Inc.	—	—	—	—	—	—	—	—	—
4605992	Kingston Mining, Inc.	1	—	—	—	2	—	—	—	—
4608655	Kingston Processing Inc	—	—	—	—	—	—	—	—	—
4609244	Kingwood Mining Company LLC	31	5	6	17	12	—	—	—	2
4604637	Kingwood Mining Company LLC	1	—	—	—	1	—	—	—	—
4608625	Knox Creek Coal Corp.	17	1	1	—	17	—	—	—	—
4608932	Knox Creek Coal Corp.	21	3	—	—	21	—	—	—	—
4604343	Knox Creek Coal Corp.	2	1	1	—	2	—	—	—	—
4608753	Knox Creek Coal Corp.	—	—	—	—	—	—	—	—	—
4608751	Knox Creek Coal Corp.	1	—	—	—	—	—	—	—	1
4407281	Litwar Processing Company, LLC	1	—	—	—	1	—	—	—	—
4405236	Litwar Processing Company, LLC	2	—	—	—	—	—	—	—	2
4407180	Logan County Mine Services Inc	—	—	—	—	—	—	—	—	—
4406804	Logan Mining Company	15	5	—	—	6	—	—	—	5
4605872	Long Fork Coal Company	—	—	—	—	—	—	—	—	—
1505375	Mammoth Coal Company	3	—	—	2	3	—	—	—	—
1519180	Mammoth Coal Company	11	2	4	3	11	—	—	—	—
4607934	Mammoth Coal Company	—	—	—	—	—	—	—	—	—
4609148	Mammoth Coal Company	8	3	3	—	8	—	—	—	—
4609237	Mammoth Coal Company	8	2	4	—	8	—	—	—	—
4607968	Mammoth Coal Company	—	—	—	—	—	—	—	—	—
4607537	Mammoth Coal Company	2	1	—	—	2	—	—	—	—
4609108	Mammoth Coal Company	7	3	7	—	7	—	—	—	—
4603317	Mammoth Coal Company	1	—	—	—	1	—	—	—	—
4608110	Mammoth Coal Company	—	—	—	—	—	—	—	—	—
4609221	Mammoth Coal Company	5	3	1	—	5	—	—	—	—
4608159	Mammoth Coal Company	1	—	—	—	1	—	—	—	—
4609275	Mammoth Coal Company	1	—	1	—	1	—	—	—	—
4606051	Marfork Coal Company	3	—	1	3	—	—	—	—	—
4609164	Marfork Coal Company	—	—	—	—	—	—	—	—	—
4609119	Marfork Coal Company	—	—	—	—	—	—	—	—	—
4609092	Marfork Coal Company	6	3	—	—	6	—	—	—	—
4609176	Marfork Coal Company	—	—	—	—	—	—	—	—	—
4609091	Marfork Coal Company	8	3	1	—	8	—	—	—	—
4609212	Marfork Coal Company	—	—	—	—	—	—	—	—	—
4609376	Marfork Coal Company	—	—	—	—	—	—	—	—	—
4608315	Marfork Coal Company	5	2	1	—	5	—	—	—	—
4608837	Marfork Coal Company	5	3	—	—	5	—	—	—	—
4608374	Marfork Coal Company	1	—	—	—	1	—	—	—	—
4608551	Marfork Coal Company	6	1	—	—	6	—	—	—	—
4609240	Marfork Coal Company	—	—	—	—	—	—	—	—	—
4609193	Marfork Coal Company	13	3	—	5	8	—	—	—	—
4608856	Marfork Coal Company	—	—	—	—	—	—	—	—	—
4608297	Marfork Coal Company	—	—	—	—	—	—	—	—	—
4609355	Marfork Coal Company	—	—	—	—	—	—	—	—	—
4609090	Marfork Coal Company	—	—	—	—	—	—	—	—	—
4609199	Martin County Coal Corp.	—	—	—	—	—	—	—	—	—
4609048	Martin County Coal Corp.	10	2	1	—	10	—	—	—	—
1519193	Martin County Coal Corp.	13	—	4	—	3	—	—	—	1
1519553	Martin County Coal Corp.	—	—	—	—	—	—	—	—	—
1519615	Martin County Coal Corp.	—	—	—	—	—	—	—	—	—
1511005	Martin County Coal Corp.	—	—	—	—	—	—	—	—	—
1519235	Martin County Coal Corp.	—	—	—	—	—	—	—	—	—
1505106	Martin County Coal Corp.	3	1	2	10	12	—	—	—	—
1519595	Martin County Coal Corp.	—	—	—	—	—	—	—	—	—
1519472	Martin County Coal Corp.	—	—	—	—	—	—	—	—	—
1519531	Meadow Branch Mining Corporation	1	1	—	3	3	—	—	—	—
1518452	Mill Branch Coal Corporation	—	—	1	—	—	—	—	—	—
4407170	Mill Branch Coal Corporation	—	—	—	—	—	—	—	—	—
4407186	New Ridge Mining Company dba Coalgood Energy Co	1	1	—	—	1	—	—	—	—
4407189	New Ridge Mining Company dba Coalgood Energy Co	11	11	—	9	2	—	—	—	—
1519382	New Ridge Mining Company dba Coalgood Energy Co	—	—	—	—	—	—	—	—	—
1518340	New Ridge Mining Company dba Coalgood Energy Co	1	—	1	1	1	—	1	—	1
1518732	North Fork Coal Corporation	—	—	—	—	—	—	—	—	—
4608008	North Fork Coal Corporation	—	—	—	—	—	—	—	—	—
4603141	Odell Processing Inc	—	—	—	—	—	—	—	—	—
4407150	Omar Mining Company	3	3	—	—	3	—	—	—	—

1516011	Osaka Mining Corporation	—	—	—	—	—	—	—	—	—
1518198	Panther Mining, LLC	3	3	8	—	2	—	—	—	—
1519063	Panther Mining, LLC	—	—	—	—	—	—	—	—	—
4407163	Panther Mining, LLC	1	—	—	—	1	—	—	—	—
4407257	Paramont Coal Company Virginia, LLC	—	—	—	—	—	—	—	—	—
4407123	Paramont Coal Company Virginia, LLC	8	4	1	2	6	—	—	—	—
4407231	Paramont Coal Company Virginia, LLC	2	2	—	—	2	—	—	—	—
4407223	Paramont Coal Company Virginia, LLC	2	2	—	—	2	—	—	—	—
4406949	Paramont Coal Company Virginia, LLC	1	—	—	—	1	—	—	—	—
4407190	Paramont Coal Company Virginia, LLC	—	—	—	—	—	—	—	—	—
4406929	Paramont Coal Company Virginia, LLC	7	3	—	1	6	—	—	—	—
4407289	Paramont Coal Company Virginia, LLC	—	—	—	—	—	—	—	—	—
4407290	Paramont Coal Company Virginia, LLC	—	—	—	—	—	—	—	—	—
4407232	Paramont Coal Company Virginia, LLC	—	—	—	—	—	—	—	—	—
4405270	Paramont Coal Company Virginia, LLC	—	—	—	—	—	—	—	—	—
4407092	Paramont Coal Company Virginia, LLC	—	—	—	—	—	—	—	—	—
4407129	Paramont Coal Company Virginia, LLC	2	2	—	—	2	—	—	—	—
4407272	Peerless Eagle Coal Company	1	1	—	1	1	—	—	—	—
4608155	Peerless Eagle Coal Company	—	—	—	—	—	—	—	—	—
4602265	Performance Coal Company	—	—	—	—	—	—	—	—	—
1519424	Performance Coal Company	—	—	—	—	—	—	—	—	—
4603430	Performance Coal Company	—	—	—	—	—	—	—	—	—
4608436	Peter Cave Mining Co.	6	4	81	1	4	—	—	1	2
4608539	Pigeon Creek Processing Corporation	—	—	—	—	—	—	—	—	—
1504020	Power Mountain Coal Company	—	—	—	—	—	—	—	—	—
4403088	Premium Energy LLC	—	—	—	—	—	—	—	—	—
4606880	Progress Coal	2	1	—	—	8	—	—	—	—
4607545	Progress Coal Company	9	2	—	—	9	—	—	—	—
4609195	Rawl Sales & Processing Company Inc	—	—	—	—	—	—	—	—	—
1519097	River Processing Corporation	11	5	—	—	4	—	—	—	3
4608645	Rivereagle Corporation	1	—	—	—	7	—	—	—	—
3608349	Riverside Energy Company, LLC	—	—	—	—	—	—	—	—	—
1517278	Riverside Energy Company, LLC	—	—	—	—	—	—	—	—	—
4609356	Riverside Energy Company, LLC	—	—	—	—	—	—	—	—	—
4608048	Riverside Energy Company, LLC	—	—	—	—	—	—	—	—	—
4609251	Riverside Energy Company, LLC	—	—	—	—	—	—	—	—	—
1519269	Road Fork Development Company Inc.	—	—	—	—	—	—	—	—	—
1519270	Road Fork Development Company Inc.	11	3	—	—	6	—	—	—	2
4605368	Road Fork Development Company, Inc	—	—	—	—	1	—	—	—	—
1519453	Road Fork Development Company, Inc	1	—	—	—	1	—	—	—	—
1517651	Rockspring Development Inc	12	2	2	1	7	—	—	—	—
4605121	Rockspring Development Inc	35	3	14	2	33	—	—	—	—
4608030	Rum Creek Coal Sales	—	—	—	—	—	—	—	—	—
4609089	Rum Creek Coal Sales	4	1	—	—	4	—	—	—	—
4609409	Sidney Coal Co. Inc. dba Rockhouse Energy Mining	—	—	—	—	1	—	—	—	—
4609364	Sidney Coal Co. Inc., dba M3 Energy Mining Company	—	—	—	—	—	—	—	—	—
1509724	Sidney Coal Co. Inc., dba Process Energy	3	1	—	—	6	—	—	—	—
1511162	Sidney Coal Co. Inc., dba Solid Energy Mining Comp	2	—	—	—	2	—	—	—	—
1518378	Sidney Coal Co., Inc. dba Clean Energy Mining Co.	—	—	—	—	—	—	—	—	—
1518381	Sidney Coal Co., Inc. dba Clean Energy Mining Co.	20	10	1	—	16	—	—	—	—
1518380	Sidney Coal Co.Inc. dba Mt. Sterling Energy Mining	—	—	—	—	—	—	—	—	—
1518390	Sidney Coal Company, Inc.	—	—	—	—	—	—	—	—	—
1511654	Sidney Coal Company, Inc.	—	—	—	—	—	—	—	—	—
1518950	Sidney Coal Company, Inc.	—	—	—	—	1	—	—	—	—
1519247	Sidney Coal Company, Inc.	—	—	—	—	—	—	—	—	—
4609026	Sidney Coal Company, Inc.	—	—	—	—	—	—	—	—	—
4609114	Sidney Coal Company, Inc.	—	—	—	—	—	—	—	—	—
1507475	Sidney Coal Company, Inc.	8	—	1	—	4	—	—	—	—
4609085	Sidney Coal Company, Inc.	—	—	—	—	—	—	—	—	—
4609269	Sidney Coal Company, Inc.	—	—	—	—	—	—	—	—	—
4608808	Simmons Fork Mining Incorporated	12	5	5	—	11	—	—	—	1
4608513	Simmons Fork Mining, Inc.	—	—	—	—	—	—	—	—	—
4609287	Simmons Fork Mining, Inc.	—	—	—	—	—	—	—	—	—
4608387	Spartan Mining Company Inc.	—	—	—	—	—	—	—	—	—
4609045	Spartan Mining Company Inc.	—	—	—	—	—	—	—	—	—
4608806	Spartan Mining Company Inc.	—	—	—	—	—	—	—	—	—

4601544	Spartan Mining Company Inc.	27	16	1	15	8	—	—	—	2
4609095	Spartan Mining Company Inc.	—	—	—	—	—	—	—	—	—
4609263	Spartan Mining Company Inc.	—	—	—	—	—	—	—	—	—
4609391	Spartan Mining Company Inc.	—	—	—	—	—	—	—	—	—
4608738	Spartan Mining Company Inc.	3	—	2	—	3	—	—	—	—
4609165	Spartan Mining Company Inc.	—	—	—	—	—	—	—	—	—
4609254	Spartan Mining Company Inc.	3	—	3	—	3	—	—	—	—
4609238	Spartan Mining Company Inc.	—	—	—	—	—	—	—	—	—
4603933	Spartan Mining Company Inc.	—	—	—	—	—	—	—	—	—
4609270	Spartan Mining Company Inc.	—	—	—	—	—	—	—	—	—
1517165	Spartan Mining Company Inc.	8	1	1	4	4	—	—	—	4
1518869	Spartan Mining Company Inc.	6	1	2	—	6	—	—	—	—
4602515	Spartan Mining Company Inc.	2	1	—	—	2	—	—	—	—
4603176	Spartan Mining Company Inc.	—	—	—	—	1	—	—	—	—
4001144	Stillhouse Mining, LLC	—	—	—	—	—	—	—	—	—
4003166	Stillhouse Mining, LLC	—	—	—	—	—	—	—	—	—
4606532	Stirrat Coal Company	—	—	—	—	—	—	—	—	—
4403929	Support Mining Co.dba Inman Energy	—	—	—	—	—	—	—	—	—
4403658	Talon Loadout Company	—	—	—	—	—	—	—	—	—
4607302	Tennessee Consolidated Coal Company	1	—	—	—	1	—	—	—	—
4608365	Tennessee Consolidated Coal Company	5	—	2	—	5	—	—	—	—
4609266	Twin Star Mining, Inc.	1	—	—	—	1	—	—	—	—
4609154	Twin Star Mining, Inc.	2	1	—	—	2	—	—	—	—
4608838	West Kentucky Energy Company	—	—	—	—	1	—	—	—	—
4608632	White Buck Coal Company	5	1	1	—	5	—	—	—	—

(1) The MSHA assessments issued during the current reporting period do not necessarily relate to the citations or orders issued by MSHA during the current reporting period or to the pending cases reported herein.

(2) The Legal Actions include matters which were initiated prior to the current reporting period and which do not necessarily relate to the citations, orders or proposed assessments issued by MSHA during the current reporting period. All of the Legal Actions were initiated by us to contest citations, orders or proposed assessments issued by MSHA, and if we are successful, may result in reduction or dismissal of those citations, orders or assessments.